UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

Strategic Student & Senior Housing Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  333-220646

Maryland	81-4112948
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.Entry into a Material Definitive Agreement.

As previously disclosed, on August 31, 2018, Strategic Student & Senior Housing Trust, Inc. (referred to herein as “we,” “us,” “our” or the “Company”), through a special purpose entity wholly owned by our operating partnership (the “Borrower”), closed on the purchase of an existing 286-unit senior housing community, known as Courtyard at Mt. Tabor, located in Portland, Oregon, which contains land intended to be developed into an additional 23 units of memory care (the “Memory Care Expansion”). The acquisition was funded, in part, by the proceeds of a mortgage loan from KeyBank National Association (“KeyBank”) as a Freddie Mac Multifamily Approved Seller/Servicer, which is evidenced by a multifamily note (the “Freddie Mac Portland Note”).

Before commencing construction on the Memory Care Expansion, we were required to obtain approval from KeyBank, which we subsequently received on October 9, 2018. In connection with this approval, we executed a guaranty of completion for the benefit of KeyBank and any subsequent holder of the Freddie Mac Portland Note (the “Guaranty of Completion”). Such Guaranty of Completion is an absolute, unconditional and irrevocable guaranty for the benefit of such noteholder, which (i) upon Borrower’s failure, obligates us to complete the construction of the Memory Care Expansion and (ii) upon our failure, allows the noteholder to complete the construction of the Memory Care Expansion, in each case at our expense.

The foregoing summary of the material terms of the Guaranty of Completion is qualified in its entirety by reference to the full text of the Guaranty of Completion, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

10.1	Guaranty of Completion, by Strategic Student & Senior Housing Trust, Inc. for the benefit of KeyBank National Association and any subsequent holder of the Note, effective as of August 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic STUDENT & SENIOR HOUSING Trust, Inc.

Date:  October 12, 2018By:/s/ Michael O. Terjung

Michael O. Terjung

Chief Financial Officer and Treasurer